                                                                  Exhibit 10(cc)

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          AND COLLATERL DOCUMENTATION

      This Agreement, entered as of the 1st day of November, 1998, by and between NATIONAL BANK OF CANADA, a chartered bank constituted under the Bank Act of Canada, with offices at 125 West 55th Street, New York, New York 10019 ("Bank" or "Lender"), MEDIVATORS, INC., a Minnesota corporation with offices at 2995 Lone Oak Circle, Eagan, Minnesota 55121 ("MediVators") and DISPOSAL SCIENCES, INC., a Minnesota corporation, with offices at 2995 Lone Oak Circle, Eagan, Minnesota 55121 ("Disposal").

                                   RECITALS:

      1. Borrowers are the "Borrowers" under a Loan and Security Agreement dated May 22, 1996 with National Canada Finance Corp. ("NCFC"). The Loan and Security Agreement, as amended by a First Amendment dated as of December 1, 1997 ("First Amendment"), a Second Amendment dated as of July 1, 1998 and a Third Amendment dated as of October 26, 1998 is herein referred to as the "Loan Agreement". Lender is the successor in interest to NCFC under the Loan Agreement. Any capitalized terms utilized and not defined herein shall have the same meanings as are ascribed to them in the Loan Agreement.

      2. The Borrowers have requested, and Lender has agreed to, the modification of certain terms of the Loan Documents in the manner herein provided.

      Now therefore, in consideration of the foregoing, and for other good valuable consideration the receipt and sufficiency
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of which are hereby acknowledged, the parties do hereby agree as follows:

      Section 1. MODIFICATION LOAN AGREEMENT AND LOAN DOCUMENTS.

      1.1 LOAN AGREEMENT AMENDMENTS. The Loan Agreement is hereby amended a follows:

      (a) The definition of "Revolving Line of Credit Loan Rate" set forth in
Section 1.1 is amended by deleting same in its entirety and substituting the following in its place and stead:

      "REVOLVING LINE OF CREDIT LOAN RATE" means with respect to the Revolving Line of Credit Loan a variable rate of 1% per annum in excess of the Prime Rate in effect from time to time.

      (b) The last sentence of Section 2.1 is amended by deleting same in its entirety and substituting the following in its place and stead:

      The entire outstanding balance of principal, and any accrued and unpaid interest thereon, shall be due and payable and the Revolving Line of Credit Loan shall terminate on the earlier of: (i) August 1, 2000, or (ii) acceleration of the Obligation upon an Event of Default (the earlier of such dates being the "Revolving Line of Credit Termination Date").

      (c) Section 7.13 is modified by deleting same and substituting the following in it place and stead:

      SECTION 7.13 CAPITAL EPENDITURES. Borrower will not make capital expenditures or payments in the nature of capital expenditures in any fiscal year in the aggregate in excess of $300,000 (inclusive of expenditures for research and development molds and tooling recorded as other assets and exclusive of fixed assets purchased under the capital lease

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      authorized under the First Amendment to Loan and Security Agreement).

      (d) Exhibit H is modified by substituting therefor Exhibit H annexed hereto.

      1.2 AFFIRMATION. Except as modified herein, the Loan Agreement and Loan Documents shall remain in full force effect.

      Section 2. NO WAIVER OF DEFAULTS.

      2.1 NO WAIVER OF PAST DEFAULTS. Nothing contained herein and no action by Lender shall be deemed to constitute a waiver of any other Default under the Loan Documents.

      Section 3. BORROWER REPRESENTATION.

      3.1 CORPORATE AUTHORITY. Borrowers have the authority to enter into and perform their obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action of Borrowers. Each of the Borrower's Locations the current locations of all Inventory, and the locations of each office at which each Borrower maintains records concerning its Accounts Receivable or other Accounts and General Intangibles, and other financial matters, are solely as set forth in Exhibit E annexed.

      3.2 ENFORCEABILITY. This Agreement constitutes the legal valid and binding obligations of Borrowers and is enforceable against Borrowers in accordance with its terms.

      3.3 NO CONFLICT. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by each Borrower do not conflict with or result in any violation of each Borrower's Certificate of Incorporation or by-

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laws or any statute, rule or regulation applicable to or binding upon either
Borrower. The execution, delivery and performance of this Agreement will not conflict with or result in any violation of any provision of any agreement, contract, instrument, order, writ, judgment, decree or other undertaking to which any Borrower is a party or is obligated or by which any Borrower's property is bound.

      3.4 AUTHORIZATION. The signatories executing this Agreement on behalf of Borrowers have been authorized by Borrowers to so execute this Agreement and the execution of this Agreement has been authorized by corporate resolution of each Borrower.

      Section 4. GENERAL PROVISIONS.

      4.1 DOCUMENTS. By execution of this Agreement, Borrowers are simultaneously modifying all Loan Documents, including any promissory notes previously delivered by Borrowers, to conform to the terms of this Agreement, and all of such Loan Documents shall be deemed so modified. The Loan Documents shall otherwise remain in full force and effect.

      4.2 ENTIRE AGREEMENT. This Agreement and the Loan Documents and the instruments, agreements and certificates delivered simultaneously herewith, if any, or referred to herein, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, whether written or oral, except as otherwise provided herein.

      4.3 AMENDMENT. No provision of this Agreement may be waived or changed orally, but only by instrument in writing, signed by the party against whom enforcement of such change or waiver is sought.

      4.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be effective when delivered personally or when mailed by certified or registered mail (return receipt request) addressed at the addresses set forth hereinabove or to such other addresses as a party may designate to the other in writing.

      4.5 EFFECTIVE DATE. This Agreement and the amendments provided for herein shall take effect as of the date provided for herein or otherwise as of the date of this Agreement set forth hereinabove.

      4.6 UNENFORECEABILITY. Any provision of this Agreement which is prohibited or unenforceable shall be deemed severed from this Agreement without invalidating the remaining provisions or affecting the validity or enforceability of the remainder of this Agreement.

      4.7 COUNTERPART EXECUTION. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

      4.8 HEADINGS. The Section headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

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      4.9 THIRD PARTIES. None of the obligations hereunder of any party shall inure to or be enforeceable by any party other than a party of this Agreement.

      4.10 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the successors in interest and the permitted assigns of the parties hereto.

      4.11 DEFAULT. Except as expressly set forth herein, Bank hereby specifically reserves all of its rights and remedies under the Loan Agreement and Loan Documents. If any Borrower fails to perform its obligations under this Agreement, Borrowers shall be in default hereunder and said default shall be a default under the Loan Documents.

      4.12 OTHER DOCUMENTS. Bank and Borrowers agree to execute any and all other documents and to take such other actions as may be necessary to carry out the term of this Agreement. All other documents shall be in a form and content acceptable to Bank.

      4.13 WAIVER OF TRIAL JURY. EACH BORROWER HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES ANY RIGHT SUCH BORROWER MAY HAVE OR HEREAFTER ACQUIRE TO A TRIAL BY JURY IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each Borrower hereby certifies that neither Bank nor any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding seek to enforce this waiver of right to trial by jury. Each Borrower acknowledges that it has made this waiver knowingly, voluntarily and intentionally.

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      IN WITNESS WHEREOF, the parties hereto have executed or caused this
Agreement to be executed, all as of the day and year first above written.

ATTEST:                                     MEDIVATORS, INC.


/s/ Michael Hopman Controller               By: /s/ Ric Rumble
-------------------------------             -----------------------------

ATTEST:                                     DISPOSAL SCIENCE, INC.


/s/ Michael Hopman Controller               By: /s/ Ric Rumble
-------------------------------             -----------------------------

ATTEST:                                     NATIONAL BANK OF CANADA


/s/ Timothy J. Smith                        By: /s/ John P. Leifer
-------------------------------             -----------------------------

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                                   EXHIBIT H

--------------------------------------------------------------------------------

TIME PERIOD/TEST DATE

Net Income (excluding intercompany administrative charges) not less than:
    Fiscal year ended July 31, 1998                               675,000
    1st quarter of fiscal year ending July 31, 1999                90,000
    1st six months of fiscal year ending July 31, 1999            245,000
    1st nine months of fiscal year ending July 31, 1999           445,000
    Fiscal year ending July 31, 1999                              730,000
    1st quarter of fiscal year ending July 31, 2000                90,000
    1st six months of fiscal year ending July 31, 2000            245,000
    1st nine months of fiscal year ending July 31, 2000           445,000
    Fiscal year ending July 31, 2000                              730,000

Tangible Net Worth not less than:

    July 31, 1998                                              $2,675,000
    October 31, 1998                                            2,765,000
    January 31, 1999                                            2,920,000
    April 30, 1999                                              3,120,000
    July 31, 1999                                               3,405,000
    October 31, 1999                                            3,495,000
    January 31, 2000                                            3,650,000
    April 30, 2000                                              3,850,000
    July 31, 2000                                               4,135,000

Leverage Ratio not more than:

    July 31, 1998                                                    0.86
    October 31, 1998                                                 0.85
    January 31, 1999                                                 0.85
    April 30, 1999                                                   0.80
    July 31, 1999                                                    0.80
    October 31, 1999                                                 0.75
    January 31, 2000                                                 0.75
    April 30, 2000                                                   0.70
    July 31, 2000                                                    0.70
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                                   EXHIBIT E

                                   LOCATIONS

All inventory, accounts receivable, machinery and equipment, and records related to the same are located at the following address:

          MediVators, Inc.
          2995 Lone Oak Circle
          Suite 10
          Eagan, MN 55121

All inventories and certain other assets of the DS1 division are in the storage at the following addresses:

          North American Footwear, Inc.
          2985 Lone Oak Circle
          Eagan, MN 55121

          Citi-Cargo & Storage
          3575 Highway 13
          Eagan, MN 55122

Additionally, certain records related to all of the above assets may be located at the office of the Guarantor.

          Cantel Industries, Inc.
          1135 Broad Street - Suite 203
          Clifton, NJ 07013